2Q 2026 ABCDEFGHIJKLMNOPQRSTUVWXYZ abcdefghijklmnopqrstuvwxyz 0123456789@#$%&* Museo Sans 900 The logotype was based on the typeface Museo San Newsmax RedNewsmax Blue Complete color information can be found on page 8. Colors Logotype Typeface Investor Presentation

Investment Highlights Rapidly Expanding News Network with Strong Growth Trajectory Highly Loyal Audience with Significant Reach Diverse Platform Model with Multi-Faceted Revenue Streams World-Class Leadership with Strategic Access Debt-Free Balance Sheet with Capital Strength to Support Growth Platform and Reach Unlocks Monetization Upside 2

On all platforms, for all people Newsmax Overview Scale and Growth 58M+ Total Audience Reach FY25 100+ Countries Available #4 In Cable News FY25 +3% Adults 35-64 2Q26 vs. 2Q25 +28% Social Media Followers 2Q26 vs. 2Q25 Diversified Revenue Strong Growth Current Capital Strength $128M Cash and short-term investments as of 2Q FY26 +28% Revenue CAGR 2019-2025 $189M 81% Broadcast 19% Digital FY2025 Financial Overview 3 Free Streaming Channel Paid Streaming Service Live Cable TV Disclosure: Please note data is aggregated from Nielsen data, streaming dashboard of OTT providers, internal company estimates and other analytic services. The numbers and data are variable and subject to change. Pending Updated financials 60M+ U.S. Homes Footprint Across Pay TV 100M+ Streaming on smartphones, apps and other devices #4 In Cable News 29M+ Newsmax TV Quarterly Viewership Jan-Sep ’25 vs. ‘24 +8% Newsmax TV Audience Reach Jan-Sept '25 vs. ‘24 +25% Newsmax 2 Viewership Growth Jan-Sept '25 vs. ‘24 Add Text Growth vs election cycle? For total viewership? Challenging compare +4% Total Viewers 2Q26 vs. 2Q25

Newsmax – Building The Future Of Journalism

Pre-2010

Golden Age of News

- Select few universally trusted sources
- Mass audiences and stable monetization
- Proof that audiences reward authoritative journalism

2010-2020

Digital & Social Disruption

- Fragmented news outlets and rise of misinformation
- Click-driven economics
- Market void emerges, trust gap grows



Restoring Trust
in News

COVID-2025

Legacy Media Overreach

- CNN, Fox lean into entertainment and spectacle
- Ratings chase undermines credibility
- Audiences overwhelmed by conflict journalism

Future State

The Return to Trusted Voices

- Journalism and informed opinion
- Audiences turn away from sensationalism, seeking truth
- **Newsmax** among the most trusted news brands[1] covering issues Americans deeply care about

1. Economist / YouGov annual survey of Trust in Media.

4

NEWSMAX

SOCIOGRAPHIC SHIFTS MEDIA SHIFTS Capitalizing On Secular Shifts In Media And Society • National and global interest in politics and society on the rise • Demographics increasingly identify by political ideology • Being “conservative” is more nuanced • Growing need to separate facts from misinformation in the age of AI Strategic Edge • Cable, streaming, web, social and apps are now all viable platforms • Less consolidated news ecosystem with fragmented sources • Viewership and ad dollars increasingly flow to live content • FAST channels lead growth • Streaming driving premium content ✓ Purpose-built for multi- channel, multi-media ✓ Appeals to American values ✓ Not beholden to a media conglomerate ✓ Innovative monetization & audience engagement ✓ Unified, focused leadership and trusted brand 5

6 News Business Today News Consumption Diversifying Trust is in Decline Less Competitive On The Right Proportion that used each as a source of news in the last week in the U.S. Americans’ trust in mass media is at an all time low Top 15 multi-channel news source preferences by political affiliation in the U.S. 13 2 Dem / Lean Dem Rep / Lean RepDem / Le Rep / Rep 1 2 72% 45% 47% 8% 27% 56% 75% 77% TV Print Social media Any online* 72% 28% Source: Reuters Institute DNR 2026. *Incl. sites/apps, social/video, podcasts, AI chatbots. Source: Gallup. Sources: Pew Research.

Battleground Settled Fighting for Basis Points Battleground Open Huge Whitespace The Opportunity ✓ Purpose-built for multi- channel, multi-media ✓ Appeals to American values ✓ Not beholden to a media conglomerate ✓ Innovative monetization & audience engagement ✓ Unified, focused leadership and trusted brand Strategic Edge 7

Newsmax Reach – Now A Growth Amplifier Digital Media / Subscription Expansion Advertising Revenue Growth Affiliate Fee Upside Expand Revenue Opportunities, International and More Significant upside as MVPD / OTT renewals move toward industry benchmarks Leveraging ratings momentum, premium demographics (35–64), and multi-platform campaigns Scaling Newsmax App, Newsmax+, Newsmax2 to capture digital-first audiences International growth and expand audience lifetime value by selectively offering our audience new products and services 8

$2.67 $1.31 $0.66 $0.41 $0.39 Fox News CNN CNBC Fox Business MSNBC NewsMax 60M 58M 59M 58M 60M 57M #1 #3 #5 #6 #2 #4 Affiliate Fees Set To Reprice CAPITALIZING ON REACH AND GROWTH Source: Nielsen as of December 2025, Kagan (*average monthly affiliate fee per subscriber in 2025). Affiliate Fees Significant Opportunity Built-In Growth Catalyst – Expiring contracts reset at market rates High-Margin Upside – Flows directly to bottom line Massive Gap to Peers – Current rates trail peers by average of 7x Distribution Parity – Now in ~60M homes, on par with peers Audience Outperformance – More viewers than CNBC + FOX Business combined in access & prime Affiliate Rate Per Subscriber ($ per month) 9 Nielsen Homes Ratings All Key Dayparts

Accelerating AD Growth NEWSMAX BEATS COMPEITION RECENT NATIONAL AD ADDITIONS Newsmax Broadcast AD Sales $15M $102M 2020 TTM 2Q26 +6x +1% -9% -21% -32% Total Day: Jan - Sep t ' 25 vs. ‘ 24 10 Top Advertisers – Turning To Newsmax Pending Updated Financials

Fast-Growing Footprint Broadens & Strengthens Our Brand

TELEVISION


IT'S A PRESIDENTIAL REMATCH

+4%
Audience Reach 2Q26 vs. 2Q25

Highest 2Q in 4 Years

STREAMING

NEWSMAX2

ALL Key Hours Up
2Q26 vs. 2Q25

LG Smart TV, Samsung TV Plus, fire tv, VIZIO, Roku, YouTube TV, pluto tv, xumo TV, plex

Growing On All Major Platforms


WORLD AT WAR
WAR & WARRIORS

NEWSMAX+

~260K
Newsmax+ Paid Subscribers

300+ New Titles
for World at War / War & Warriors

Online / Apps




~22M
Newsmax Total App Downloads

+6.5M
Newsmax.com Avg. Monthly Users 2Q26

SOCIAL

facebook, TRUTH., X, YouTube, Instagram

+26M
Social Media Followers

+28%
2Q26 vs. 2Q25

Among the best per-follower engagement rate in TV news

On All Platforms, for All People

11 *Disclosure: Please note data is aggregated from Nielsen data, streaming dashboard of OTT providers, internal company estimates and other analytic services. The numbers and data are variable and subject to change.*

NEWSMAX

HIGHLY ENGAGED AUDIENCE UNLOCKING SUBSTANTIAL SPEND Expanding Audience Lifetime Value Enhance Product Execution: Podcasts, radio, Newsmax.com, app, books, magazine, social, talent development, new digital media channels, seeking family friendly content Global Growth: New international licensing deals, live AI dubbing, broader global footprint and more correspondents worldwide Cross-Platform Integration: E-commerce, subscription bundles and digital ad growth Underleveraged Verticals: Finance, insurance, health and retirement services High income earners High net worth retirees Active and actionable families Socially responsible and community driven Highly digitally involved base, TV generation, social media savvy Loyal, action-oriented audience 12 Opportunities to Expand Our Offering

Global Growth Providing Enhanced Monetization Opportunities



U.S. Channel Carriage
U.S. Channel Carriage & Live AI dubbing

100+
Countries Available

NEWSMAX En Español
First and only live dubbed news channel

Brand Licensing Partnerships:
- ✓ Ukraine
- ✓ Poland
- ✓ Republic of Serbia
- ✓ Republic of Croatia
- ✓ Bosnia & Herzegovina
- ✓ Albania
- ✓ Slovenia
- ✓ North Macedonia
- ✓ Montenegro

New Distribution Partnerships:
- ✓ Free TV (France)
- ✓ HOT (Israel)
- ✓ Primetel (Cyprus)
- ✓ DGO (DIRECTV LatAm)
- ✓ LG (Mexico - Newsmax en Español)
- ✓ Plex (South America, Spain - Newsmax en Español)

13

NEWSMAX

World-Class Leadership With Strategic Access



CHRISTOPHER RUDDY
Chief Executive Officer

- Founded **Newsmax** in 1998
- Former Journalist at *New York Post, Pittsburgh Tribune-Review*
- Served as Media Fellow, Hoover Institution
- Multichannel News' "News Titans": Top 10 People to Know in TV News
- Named Cablefax's Top 100 Power Players

Leadership Team



DARRYLE BURNHAM
Chief Financial Officer
- 35+ years of experience in corporate finance, treasury and operational management



LAURA VAIL
Vice President of Marketing
- 34+ years in marketing with an expertise in business growth and acquisition



ANDY BIGGERS
SVP of Content Distribution
- 25+ years of experience overseeing content distribution across broadcast and cable platforms



RALPH RENZIE
CEO of Newsmax Radio
- 25+ years as a broadcast and media executive



GARY KANOFSKY
SVP of News & Operations
- 45+ years in broadcast and media operations



LOKESH TIWARI
Chief Information Officer
- 15+ years of experience leading IT, software development, broadcast, and OTT



RONALD WINDISCH
EVP of Corporate Finance
- 35+ years of experience in corporate finance, investment banking, and capital markets

Board



ALEX ACOSTA
- Served as 27th U.S. Secretary of Labor
- 30+ years of legal expertise across government, academia and private practice



NANCY BRINKER
- Philanthropist, Founder of Susan G. Komen for the Cure
- Anchor for Newsmax TV



CHRIS NIXON COX
- CEO of Lightswitch Capital, Argali Carbon Corporation and BioSource Feeds Corporation
- Co-Founder and Managing Partner of OC Global Partners



PAULA DOBRIANSKY
- Vice Chair of the Atlantic Council's Scowcroft Center for Strategy and Security
- Former SVP and Global Head of Government and Regulatory Affairs at Thomson Reuters



DAVID GANDLER
- Co-Founder and former Chief Executive Officer of FuboTV Inc.
- 15+ years in video sales in local broadcast and cable TV



DAVID EVANS
- Former COO & CFO of Salem Media Group
- 25+ years of executive leadership in the Media industry

14

NEWSMAX

RECORD REVENUES AND FIRST QUARTERLY NET INCOME AS A PUBLIC COMPANY 2Q FY26 Highlights Record Revenues of $54.1M, up 16.5% YoY Broadcasting Revenues of $45.8M, up 20.5% YoY Remains Fourth Highest-Rated Cable News Channel 15 $46.4 $54.1 2Q FY25 2Q FY26 Revenue ($ in millions) Announced an AI content partnership with Meta that will bring Newsmax content to users across its ecosystem +16.5% First Profitable Quarter as a Public Company, with Net Income of $2.9M and Adjusted EBITDA of $5.7M Broadcasting Revenue ($ in millions) $38.0 $45.8 2Q FY25 2Q FY26 +20.5% Continued to advance our international growth strategy as Newsmax Poland officially launched during the quarter, solidifying Newsmax brand to more than 100 countries worldwide

DRIVEN BY STRUCTURAL GROWTH Reaffirms FY26 Guidance: Accelerating Revenue Growth 16 • Company is reaffirming full-year 2026 guidance with Revenues of $212M to $216M, up 13% YoY at the midpoint of the range • Political advertising is not expected to be a meaningful contributor to growth • Top-line growth primarily driven by affiliate fee expansion, reflecting rate increases and new distribution channels, along with licensing partnerships • Continued investment in premium content and digital monetization • Expect improved profitability profile driven by operating leverage and reduced non-recurring legal and public company transition expenses FY25A FY26E YoY Change at Midpoint of Range Total Revenue $189M $212M - $216M +13%

Positioned to Generate Long-Term Shareholder Value Rapidly Expanding News Network with Strong Growth Trajectory Highly Loyal Audience with Significant Reach Diverse Platform Model with Multi-Faceted Revenue Streams World-Class Leadership with Strategic Access Debt-Free Balance Sheet with Capital Strength to Support Growth Platform and Reach Unlocks Monetization Upside 17